Voya Variable Annuity

VARIABLE ANNUITY CONTRACTS
issued by
Voya Retirement Insurance and Annuity Co.
and its
Variable Annuity Account B

Supplement Dated January 20, 2026

This supplement updates and amends your current prospectus and subsequent supplements thereto. Please read it carefully and keep it with your prospectus for future reference. Capitalized terms not defined in this supplement shall have the meaning given to them in your prospectus.
__________________________________________________________________________

IMPORTANT INFORMATION REGARDING THE INVESTMENT PORTFOLIOS

Pursuant to the terms of your variable annuity Contract and consistent with the terms and conditions of the U.S. Securities and Exchange Commission’s (“SEC”) statement on insurance product fund substitutions, Venerable Insurance and Annuity Company (the “Company”) and its above-referenced Separate Account (the “Separate Account”) intends to replace, effective on or about the close of business on March 20, 2026 ( “Substitution Date”), the following “Existing Funds” with the corresponding “Replacement Funds”:

Existing Fund	Replacement Fund
Voya Balanced Income Portfolio – Class I	Voya Retirement Moderate Portfolio– Class I
Voya Balanced Income Portfolio – Class S	Voya Retirement Moderate Portfolio– Class I
Voya Global Insights Portfolio – Class I	Voya Global High Dividend Low Volatility Portfolio – Class I
Voya Global Bond Portfolio – Class I	Voya U.S. Bond Index Portfolio – Class I
Voya Government Money Market Portfolio- Class I	Voya Government Liquid Assets Portfolio – Class I
VY Columbia Small Cap Value II Portfolio – Class S	Voya Index Plus SmallCap Portfolio – Class S

These fund substitutions will only affect you if you currently invest in or plan to invest in a Subaccount that corresponds to an Existing Fund.

The following lists important information regarding the fund substitutions:
•
Voluntary Transfers before the Substitution Date. Prior to the Substitution Date and for thirty days thereafter you may transfer amounts allocated to the Subaccount that invests in an Existing Fund to any other available Subaccount or to any available fixed interest option free of charge, and any such transfer will not count as a transfer when imposing any applicable restrictions or limits on transfers (other than restrictions related to frequent or disruptive transfers);

•
On the Substitution Date. On the Substitution Date, your investment in the Subaccount that invests in an Existing Fund will automatically become an investment in the Subaccount that invests in the corresponding Replacement Fund with an equal total net asset value;

•
No Fees, Charges, or Taxes. You will not incur any fees or charges or any tax liability because of the substitutions, and your Contract Value immediately before the substitutions will equal your Contract Value immediately after the substitutions;

•
Fund Fees and Expenses. The overall fees and expenses of each Replacement Fund are equal to or less than those of the corresponding Exiting Fund. Each Replacement Fund’s fees and expenses, investment objective, and information about its investment adviser/subadviser are more fully described in the Replacement Fund’s summary prospectus;

•
Replacement Funds’ Summary Prospectuses. The Prospectuses for each Replacement Fund are available online at https://docs.venerable.com by selecting your Contract and then the applicable Replacement Fund from the drop-down menus. Read the Replacement Funds’ prospectuses carefully before deciding what to do with amounts allocated to Subaccounts that invest in the Existing Funds that correspond to the Replacement Funds. If you have not received or have access to a Replacement Fund’s summary prospectus or need to request another, please contact Customer Service at 1-800-366-0066 or send an email request to smb-usa-mailbox@venerable.com;

•
Allocations after the Substitution Date. Unless you provide us with alternative allocation instructions, after the Substitution Date all allocations directed to the Subaccount that invests in an Existing Fund will be automatically allocated to the Subaccount that invests in the corresponding Replacement Fund. You may give us alternative allocation instructions at any time by contacting Customer Service at P.O. Box 9271, Des Moines, Iowa 50306-9271 or calling (800) 366-0066; and

•
Existing Funds no longer Available. After the Substitution Date, the Existing Funds will no longer be available through the Contract and there will be no further disclosure regarding them in any future Contract Prospectus or Notice.

MORE INFORMATION IS AVAILABLE

More information about the Funds available through your Contract, including information about the risks associated with investing in them, can be found in the current prospectus and Statement of Additional Information for each Fund. You may view these documents online at https://docs.venerable.com or get copies by contacting:
Customer Service
P.O. Box 9271
Des Moines, Iowa 50306-9271
(800) 366-0066

If you received a summary prospectus for any of the Funds available through your Contract, you may obtain a full prospectus and other Fund information free of charge by either accessing the internet address, calling the telephone number or sending an email request to the contact information shown on the front of the Fund’s summary prospectus.